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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                            ------------------------


       Date of Report (Date of Earliest Event Reported): November 12, 2000


                             THE GRAND UNION COMPANY
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             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


        0-26602                                          22-1518276
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(Commission File Number)                    (I.R.S. Employer Identification No.)


201 WILLOWBROOK BOULEVARD
WAYNE, NEW JERSEY                                                   07470
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(Address of Principal Executive offices)                          (Zip Code)


                                 (973) 890-6000
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               (Registrant's Telephone Number, Including Area Code


                                 NOT APPLICABLE
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          (Former Name or Former Address, if changed Since Last Report)

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NY2:\982537\01\L24P01!.DOC\50318.0009

ITEM 5.    OTHER EVENTS.

           On November 12, 2000, The Grand Union Company (the "Company") entered into a definitive asset sale agreement (the "Agreement") with C&S Wholesale Grocers, Inc. ("C&S"), the Company's principal supplier, which provides for the purchase by C&S of substantially all of the Company's assets and business for a purchase price of $301.8 million. A copy of the Agreement is attached as Exhibit
99.1 to this Form 8-K and is hereby incorporated by reference.

           The press release announcing the execution of the Agreement, which is filed as Exhibit 99.2 to this Form 8-K and hereby incorporated by reference, contains a more complete description of such events.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


Exhibit No.               Exhibit
-----------               -------

  99.1                    Form of Agreement.

  99.2                    Press Release, dated November 13, 2000.



















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                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.



                                             THE GRAND UNION COMPANY

Date: November 13, 2000.                     By: /s/ Glenn J. Smith
                                                 -----------------------------
                                                 Glenn J. Smith
                                                 Senior Vice President
















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
                                  EXHIBIT INDEX


Exhibit No.                       Exhibit
-----------                       -------

   99.1                           Form of Agreement.

   99.1                           Press Release, dated November 13, 2000.












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